UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2011

QUALITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

CALIFORNIA	001-12537	95-2888568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18111 Von Karman, Suite 700

Irvine, California 92612

(Address of Principal Executive Offices)

(949) 255-2600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

As indicated on the Form 8-K filed on October 27, 2011, a copy of the transcript from the conference call concerning its financial performance for the period ended September 30, 2011, is attached to this Form 8-K as Exhibit 99.1. The conference call contains forward-looking statements regarding the Company and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Transcript of conference call held on October 27, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2011

QUALITY SYSTEMS, INC.

By:	/s/ Paul Holt
Paul Holt
Chief Financial Officer

EXHIBITS ATTACHED TO THIS REPORT ON FORM 8-K

Exhibit No.	Description

99.1	Transcript of conference call held on October 27, 2011